UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 28, 2024
Date of Report (date of earliest event reported)
 _________________________________________________________
Salesforce, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
On February 28, 2024, Salesforce, Inc. (the “Company”) issued a press release announcing its results for the fiscal quarter and fiscal year ended January 31, 2024. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information furnished with this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 8 – Other Events
Item 8.01 Other Events.
On February 28, 2024, the Company announced a cash dividend of $0.40 per share of the Company’s outstanding common stock, payable on April 11, 2024 to stockholders of record as of the close of business on March 14, 2024.
The Company’s Board of Directors previously authorized a program to repurchase the Company’s common stock (the “Share Repurchase Program”). The Share Repurchase Program commenced in August 2022, does not have a fixed expiration date and does not obligate the Company to acquire any specific number of shares. As of January 31, 2024, approximately $8.0 billion remained available and authorized for repurchase under the Share Repurchase Program. On February 28, 2024, the Company announced an increase of $10.0 billion in the amount authorized for repurchases under the Share Repurchase Program. Under the Share Repurchase Program, shares of common stock may be repurchased using a variety of methods, including privately negotiated and/or open market transactions, including under plans complying with Rule 10b5-1 under the Exchange Act, as part of accelerated share repurchases and other methods. The timing, manner, price and amount of any repurchases are determined by the Company in its discretion and depend on a variety of factors, including legal requirements, price and economic and market conditions.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

99.1	Press Release dated February 28, 2024
104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 28, 2024	Salesforce, Inc.

/s/ Sundeep Reddy
Sundeep Reddy Executive Vice President, Chief Accounting Officer (Principal Accounting Officer)